UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 6, 2015

Date of Report (Date of earliest event reported)

New Relic, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36766	26-2017431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

188 Spear Street, Suite 1200

San Francisco, California 94105

(Address of principal executive offices, including zip code)

(650) 777-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2015, New Relic, Inc. (the “Company”) issued a press release announcing its financial results for the first fiscal quarter ended June 30, 2015. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Item 2.02, including the press release attached as Exhibit 99.1 hereto, is furnished pursuant to Item 2.02 but shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press release, dated August 6, 2015, issued by New Relic, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Relic, Inc.

Date: August 6, 2015	By:	/s/ Mark Sachleben
Mark Sachleben
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release, dated August 6, 2015, issued by New Relic, Inc.